Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Jamie Iannone, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying Amendment No. 1 to the Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2025 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of eBay Inc.

/s/ Jamie Iannone
Jamie Iannone
Chief Executive Officer
(Principal Executive Officer)

Date: May 9, 2025

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.